                                 EXHIBIT 10.50

                        CONFIDENTIAL TREATMENT REQUESTED
Confidential portions of this Agreement which have been redacted are marked
with brackets ("[    ]"). The omitted material has been filed separately with
the Securities and Exchange Commission.

                     [BTI TELECOMMUNICATIONS SERVICES LOGO]


                           CARRIER SERVICES AGREEMENT


This Agreement, dated SEPTEMBER, 9TH, 1998, is between BUSINESS TELECOM, INC., a North Carolina corporation with its principal office at 4300 Six Forks Road, Raleigh, North Carolina 27609, hereinafter called "BTI" and KNOLOGY HOLDINGS, INC. hereinafter called "CUSTOMER" located at 1241 O.G. Skinner Drive, West Point, GA. 31833.

WITNESSED:

BTI agrees to provide telecommunications services, attached hereto and incorporated herein, to Customer on the following terms and conditions, and Customer hereby agrees to accept such services pursuant to this Agreement.

1. Entire Agreement. This Agreement covers the entire understanding of the parties and any oral representations or agreements are hereby merged in this Agreement upon its execution.

2. Agreement Modifications. This Agreement may be modified only by mutual consent and in writing, with notice to BTI sent to:


         BTI
         PRESIDENT & CHIEF OPERATING OFFICER
         4300 SIX FORKS ROAD, SUITE 900
         RALEIGH, NORTH CAROLINA 27609

         and notice to Customer sent to:

         KNOLOGY HOLDINGS, INC.
         ATTN: GENERAL COUNSEL
         O.G. SKINNER DRIVE
         WEST POINT, GA  31833

3. Scope of Agreement. BTI agrees to provide Customer with telecommunications services to include, but not limited to:

         A. Domestic Termination and Directory Assistance Services, as per Exhibit B
         B.       800 Transport and RespOrg Services, as per Exhibit C
         C.       International Services, as per Exhibit D
         D.       Payphone Owner Compensation, as per Exhibit E

4. Nondisclosure. Either party shall not disclose to any third party during the service term any of the terms and conditions set forth in this Agreement unless such disclosure is lawfully required by any federal governmental agency or is otherwise required to be disclosed by law or is necessary in any proceeding establishing rights and obligations under this Agreement. Either party reserves the right to terminate this Agreement immediately upon delivering written notice to Customer of any unpermitted third party disclosure thereunder.

5. No-Waiver. No term or provision of this Agreement shall be deemed waived and no breach or default shall be deemed excused unless such waiver or consent shall be in writing and signed by

                    [  ] - CONFIDENTIAL TREATMENT REQUESTED


         the party claimed to have waived or consented. No consent by any party to, or waiver of, a breach or default by the other, whether expressed or implied, shall constitute a consent to, waiver of, or excuse for any different or subsequent breach or default.

6. Term. The term of this Agreement shall be effective, and its obligations shall commence, upon the date of execution by the parties. This Agreement shall be effective for a period of one (1) year from the date of commencement of services hereof, notwithstanding violation of nondisclosure clause of Agreement. This Agreement will be automatically renewed for a six (6) month period after the expiration of the initial or subsequent term. If either party desires to cancel this Agreement after the initial or subsequent terms, it shall give the other party notice of its intent to cancel at least ninety (90) days prior to the expiration of the term. This Agreement shall continue and remain in full force and effect until canceled by either party under the provisions for due notice contained herein.

7. Payment. Customer hereby acknowledges that billings are done on a monthly basis for service at the rates described in the aforementioned Exhibits and must be paid within thirty (30) days of date of bill by Customer. If payment is not received by BTI within thirty (30) days, Customer agrees to pay BTI a one and one-half percent (1.5%) late charge on all outstanding balances. Furthermore, if payment of services is past due, BTI also reserves the right to terminate service upon five
         (5) days prior written notice to Customer. This termination does not relieve Customer of payment performance for the period of time in which service was actually provided (i.e., prior to termination).

8. Billing Disputes. Notwithstanding the foregoing, Customer may deduct from BTI Service billings for amounts reasonably disputed by customer, provided Customer: (i) pays all undisputed charges on or before the Due Date, (ii) presents a written statement of any billing discrepancies to BTI in reasonable detail on or before the Due Date of the invoice in question, and (iii) negotiates in good faith with BTI for the purpose of resolving such dispute. In the event such dispute is resolved in favor of BTI, Customer agrees to pay BTI the disputed amounts together with any late fees within fifteen (15) days of the resolution. In the event the dispute cannot be resolved within a period of sixty (60) days following the Due Date of the invoice in question (unless BTI has agreed in writing to extend such period) the dispute will forwarded to the Executive Offices of both BTI and the Customer. In the event the dispute has not been resolved within fifteen (15) days following the forwarding to Executive Management, either party may seek legal remedies as defined in SECTION 14 of this agreement. BTI shall not be obligated to consider any Customer notice of billing discrepancies which are received by BTI more than sixty (60) days following the Due Date of the invoice in question. In the event that Customer fails to pay an invoice in full because of a billing dispute, BTI shall have the right to suspend all or any portion of the Service to Customer until such time as the dispute is resolved.

9.       Technical Standards and Requirements for Interconnection.

a. Access Facilities; Minimum Loading. BTI shall, to the extent available and subject to BTI's standard terms and conditions, provide space at its POP for interconnection of Customer facilities. Customer shall use only DS-1 access facilities to connect to BTI's POP facilities. Commencing on the first full calendar month of service after installation of each DS-1,
         Customer shall be required to maintain a [       ] minute per
         month minimum loading requirement. Should Customer's usage fall below the minimum loading requirement, Customer agrees to pay BTI a shortfall penalty equal to the shortfall minutes
         multiplied by a rate of $[    ] per minute. Furthermore, if
         Customer does not maintain the minimum loading requirements BTI reserves the right to disconnect the access facilities.

b.       Facility Installation. Customer must supply a Traffic Forecast and pay
         a nonrecurring charge of $[       ] per DS-1 requested.

10. General Network Charges. Customer shall compensate BTI for the general network services associated with the BTI Services as follows:

                    [  ] - CONFIDENTIAL TREATMENT REQUESTED


         a. Point-of-Presence Interconnects. Customer shall be responsible for all costs and expenses, nonrecurring, recurring or otherwise, associated with obtaining interconnection, including cross connections if applicable, into the meet points identified in EXHIBIT A.

         b. Expedite Charges. Should Customer request expeditious service and/or changes to orders, BTI will pass through the charges assessed by any supplying parties involved at the same rate to Customer.

11. Warranty. BTI will use its best efforts to maintain overall network quality. The quality of the services provided hereunder shall be consistent with other common carrier industry standards, government regulations and sound business practices.

12. Indemnification. In no event will either party hereto be liable to the other party for any indirect, special, incidental or consequential losses or damages, including without limitation, loss of revenue, loss of customers or clients, loss of goodwill or loss of profits arising in any manner from this Agreement and the performance or nonperformance of obligations hereunder.

13. Execution. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original. It shall not be necessary in making proof of the Agreement to produce or account for more than one of such counterparts.

14. Choice of Law/Forum. This Agreement is executed at Raleigh, North Carolina, and shall be governed by the laws of the state of Delaware, with venue at Raleigh, NC.

15.      Partial Invalidity.

         a. If any term or provision of this Agreement shall be found to be illegal or unenforceable, then, notwithstanding such illegality or unenforceability, this Agreement shall remain in full force and effect and such term or provision shall be deemed to be deleted.

         b. In addition to the foregoing, this Agreement shall be terminated upon a determination by a governmental entity having jurisdiction over the services provided under this Agreement and the relationship of the parties and/or services provided hereunder are contrary to then existing law.

16. Cumulative Remedies. Except as otherwise provided herein, the remedies provided for in this Agreement are in addition to any other remedies available at law or otherwise.

17. Independent Telco Surcharge. An 80/20 rule applies to all traffic terminating to or originating from Independent Telcos (Non-RBOC). If traffic, originating from, or terminating to, Independent Telcos
         exceeds 20% of all originating or terminating traffic, a $[     ] per
         minute surcharge will apply to all minutes terminating or originating to the Independent Telcos.

18. Rate Adjustments. BTI reserves the right to change either the rates disclosed in this Agreement or any amendment to this Agreement upon fifteen (15) days prior notification for Domestic Termination Services. Customer may elect to terminate this Agreement upon written notification of rate changes for Domestic Termination Services, provided Customer gives notification of such election at least five (5) days prior to effective date of such changes. BTI reserves the right to change either the rates disclosed in this Agreement or any amendment to this Agreement upon five (5) days prior notification for International Termination Services.

19. Credit Limit. BTI reserves the right to establish a credit limit for Customer to include but not be limited to all fees, charges and usage (billed and/or unbilled). Customer's credit limit will be reviewed on a monthly basis by the BTI Credit department and is subject to adjustment at any time. When Customer has reached or exceeded the preset credit limit, Customer will be notified via a phone call to the authorized contact person, and phone number, as stated on the credit application. The Customer will then have forty-eight (48) hours to cure the balance via wire transfer. BTI reserves the right to disconnect facilities when Customer has reached or exceeded the preset credit limit if Customer has not shown good faith to cure the existing balance or if evidence of funding is not available.


20. Universal Service Fund. The Federal Communications Commission (FCC) mandates all telecommunications carriers who provide interstate, intrastate, and international telecommunications services to contribute to various universal service support funds. Carriers are required to complete a worksheet detailing gross billed revenues for submission to the FCC on a semi-annual basis. Revenues from services provided to Resellers are excluded from the funding base for determining Universal Service Contributions of the underlying contributor. A reseller is defined as a telecommunications service provider that:

         (1) Incorporates the purchased telecommunications services into its own offerings; and

         (2) Can reasonably be expected to contribute to support Universal Service based on revenues from these offerings.

         BTI will not be reporting revenues received from Customer in its funding base for determining Universal Service Contributions. As a Reseller, Customer is responsible for remitting universal service support payments directly to the Universal Service Fund Administrator.


21. Assignment. Not withstanding the foregoing, Customer may assign or delegate its obligations hereunder to any affiliate or subsidiary of Customer without the prior written consent of BTI, but upon reasonable written notice to BTI. Such assignment shall not relieve Customer of any obligations or liabilities hereunder. This Agreement shall be binding upon and inure to the benefit of Customer and its successors and assigns.

22. Length of Offer; Entire Agreement. This offer shall remain open and be capable of being accepted by Customer until September 30, 1998. Any and all prior agreements made with Customer, whether written or oral, shall be superseded by this offer. Exclusive of any rates modifications initiated by BTI, once this Agreement has been executed, any amendments hereto must be made in writing and signed by both parties.

In witness whereof the parties hereto have executed this Agreement as of the day and year first above written.

BTI                                              Knology Holdings, Inc.

By:     /s/ R. Michael Newkirk                   By: /s/
       ----------------------------                 ----------------------------
       R. Michael Newkirk

Title: President & Chief Operating Officer       Title: General Counsel
                                                       -------------------------

Date:   9/25/98                                  Date: 9-15-98
       ----------------------------                   --------------------------

                                    EXHIBIT A



                             INTERCONNECT FACILITIES


MEET POINT: BTI Atlanta and BTI Raleigh Switches.

Customer will provision and pay for facilities into the defined POP sites to include local loops and all associated costs.





  X      BTI Raleigh Switch                 2111-103 Harrod Street, Raleigh, NC., 27604
-----
  X      BTI Atlanta Switch                 55 Park Place, Suite 360, Atlanta, GA., 30303
-----
         BTI Orlando Switch                 201 S. Orange Avenue, Orlando, FL., 32801
-----
         BTI Dallas Switch                  1201 Main Street, Dallas, TX., 75202
-----
         BTI New York Switch                60 Hudson Street, Suite 1010, New York, NY., 10013
-----









BTI      Initial: /s/                 Knology Holdings, Inc.     Initial: /s/
                 -------                                                 -------
         Date: 9/25/98                                           Date: 9-15-98
              ----------                                              ----------

                    [   ] - CONFIDENTIAL TREATMENT REQUESTED

                                     ------------------------------------------------------------------
     [BTI LOGO]                                    EXHIBIT B - DOMESTIC TERMINATION RATES
                                     ------------------------------------------------------------------

                                                  BTI CARRIER TERMINATION PRICING SCHEDULE
                                     ------------------------------------------------------------------

                                      Atlanta        Dallas       New York      Orlando       Raleigh
Lata   Description           State   Meet Point    Meet Point    Meet Point    Meet Point    Meet Point
----   -----------           -----   ----------    ----------    ----------    ----------    ----------
120    MAINE                  ME       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
122    NEW HAMPSHIRE          NH       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
124    VERMONT                VT       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
126    W.MASS                 MA       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
128    E.MASS (BOSTON)        MA       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
130    RHODE ISLAND           RI       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
132    NEW YORK METRO         NY       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
133    POUGHKEEPSIE           NY       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
134    ALBANY                 NY       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
136    SYRACUSE               NY       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
138    BINGHAMPTON            NY       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
140    BUFFALO                NY       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
220    ATLANTIC COASTAL       NJ       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
222    DELAWARE VALLEY        NJ       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
224    NORTH JERSEY           NJ       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
226    CAPITAL                PA       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
228    PHILADELPHIA           PA       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
230    ALTOONA                PA       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
232    NORTHEAST              PA       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
234    PITTSBURGH             PA       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
236    WASHINGTON             DC       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
238    BALTIMORE              MD       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
240    HAGERSTOWN             MD       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
242    SALISBURY              MD       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
244    ROANOKE                VA       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
246    CULPEPPER              VA       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
248    RICHMOND               VA       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
250    LYNCHBURG              VA       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
252    NORFOLK                VA       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
254    CHARLESTON             WV       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
256    CLARKSBURG             WV       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
320    CLEVELAND              OH       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
322    YOUNGSTOWN             OH       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
324    COLUMBUS               OH       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
325    AKRON                  OH       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
326    TOLEDO                 OH       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
328    DAYTON                 OH       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
330    EVANSVILLE             IN       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
332    SOUTH BEND             IN       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
334    AUBURN                 IN       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
336    INDIANAPOLIS           IN       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
338    BLOOMINGTON            IN       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
340    DETROIT                MI       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
342    UPPER PENINSULA        MI       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
344    SAGINAW                MI       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
346    LANSING                MI       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
348    GRAND RAPIDS           MI       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
350    NE/GREEN BAY           WI       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
352    NW/HOULTON             WI       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
354    SW/MADISON             WI       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
356    SE/MILWAUKEE           WI       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
358    CHICAGO                IL       [    ]        [    ]        [    ]        [    ]        [    ]
                                     -----------------------------------------------------------------
360    ROCKFORD               IL       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
362    CAIRO                  IL       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
364    STERLING               IL       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
366    FORREST                IL       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
368    PEORIA                 IL       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
370    CHAMPAIGN              IL       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
374    SPRINGFIELD            IL       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------
376    QUINCY                 IL       [    ]        [    ]        [    ]        [    ]        [    ]
                                     ------------------------------------------------------------------


                    [   ] - CONFIDENTIAL TREATMENT REQUESTED


                                                   ---------------------------------------------------------------------------
       [BTI LOGO]                                                    EXHIBIT B - DOMESTIC TERMINATION RATES
                                                   ---------------------------------------------------------------------------

                                                                       BTI CARRIER TERMINATION PRICING SCHEDULE
                                                   ---------------------------------------------------------------------------

                                                     Atlanta         Dallas        New York         Orlanda          Raleigh
Lata       Description           State             Meet Point      Meet Point     Meet Point       Meet Point       Meet Point
----       -----------           -----             ----------      ----------     ----------       ----------       ----------
420        ASHEVILLE              NC                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
422        CHARLOTTE              NC                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
424        GREENSBORO             NC                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
426        RALEIGH                NC                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
428        WILMINGTON             NC                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
430        GREENVILLE             SC                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
432        FLORENCE               SC                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
434        COLUMBIA               SC                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
436        CHARLESTON             SC                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
438        ATLANTA                GA                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
440        SAVANNAH               GA                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
442        AUGUSTA                GA                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
444        ALBANY                 GA                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
446        MACON                  GA                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
448        PENSACOLA              FL                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
450        PANAMA CITY            FL                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
452        JACKSONVILLE           FL                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
454        GAINESVILLE            FL                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
456        DAYTONA BEACH          FL                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
458        ORLANDO                FL                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
460        MIAMI                  FL                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
462        LOUISVILLE             KY                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
464        OWENSBORO              KY                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
466        WINCHESTER             KY                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
468        MEMPHIS                TN                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
470        NASHVILLE              TN                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
472        CHATTANOOGA            TN                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
474        KNOXVILLE              TN                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
476        BIRMINGHAM             AL                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
477        HUNTSVILLE             AL                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
478        MONTGOMERY             AL                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
480        MOBILE                 AL                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
482        JACKSON                MS                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
484        BILOXI                 MS                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
486        SHREVEPORT             LA                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
488        LAFAYETTE              LA                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
490        NEW ORLEANS            LA                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
492        BATON ROUGE            LA                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
520        ST LOUIS               MO                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
521        WESTPHALIA             MO                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
522        SPRINGFIELD            MO                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
524        KANSAS CITY            MO                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
526        FORT SMITH             AR                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
528        LITTLE ROCK            AR                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
530        PINE BLUFF             AR                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
532        WICHITA                KS                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
534        TOPEKA                 KS                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
536        OKLAHOMA CITY          OK                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
538        TUSLA                  OK                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
540        EL PASO                TX                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
542        MIDLAND                TX                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
544        LUBBOCK                TX                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
546        AMARILLO               TX                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
548        WICHITA FALLS          TX                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
550        ABILENE                TX                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
552        DALLAS                 TX                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
554        LONGVIEW               TX                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
556        WACO                   TX                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
558        AUSTIN                 TX                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------
560        HOUSTON                TX                 [    ]          [    ]         [    ]           [    ]           [    ]
                                                   ---------------------------------------------------------------------------

                    [   ] - CONFIDENTIAL TREATMENT REQUESTED

                                       ----------------------------------------------------------------------
        [BTI LOGO]                                     EXHIBIT B - DOMESTIC TERMINATION RATES
                                       ----------------------------------------------------------------------

                                                      BTI CARRIER TERMINATION PRICING SCHEDULE
                                       ----------------------------------------------------------------------

                                        Atlanta         Dallas        New York       Orlando        Raleigh
Lata    Description           State    Meet Point     Meet Point     Meet Point     Meet Point     Meet Point
----    -----------           -----    ----------     ----------     ----------     ----------     ----------
562     BEAUMONT                TX       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
564     CORPUS CHRISTI          TX       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
566     SAN ANTONIO             TX       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
568     BROWNSVILLE             TX       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
570     HEARNE                  TX       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
620     ROCHESTER               MN       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
624     DULUTH                  MN       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
626     ST. CLOUD               MN       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
628     MINNEAPOLIS             MN       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
630     SIOUX CITY              IA       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
632     DES MOINES              IA       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
634     DAVENPORT               IA       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
635     CEDAR RAPIDS            IA       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
636     FARGO                   ND       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
638     BISMARK                 ND       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
640     SOUTH DAKOTA            SD       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
644     OMAHA                   NE       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
646     GRAND ISLAND            NE       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
648     GREAT FALLS             MT       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
650     BILLINGS                MT       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
652     IDAHO                   IO       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
654     WYOMING                 WY       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
656     DENVER                  CO       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
658     COLORADO SPRINGS        CO       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
660     UTAH                    UT       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
664     NEW MEXICO              NM       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
666     PHOENIX                 AZ       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
668     TUCSON                  AZ       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
670     EUGENE                  OR       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
672     PORTLAND                OR       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
674     SEATTLE                 WA       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
676     SPOKANE                 WA       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
720     RENO                    NV       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
721     LAS VEGAS               NV       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
722     SAN FRANCISCO           CA       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
724     CHICO                   CA       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
726     SACREMENTO              CA       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
728     FRESNO                  CA       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
730     LOS ANGELES             CA       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
732     SAN DIEGO               CA       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
734     BAKERSFIELD             CA       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
736     MONTERREY               CA       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
738     STOCKTON                CA       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
740     SAN LOUIS OBISPO        CA       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
820     PUERTO RICO             US       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
822     US VIRGIN ISLANDS       US       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
832     ALASKA                  US       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
834     HAWAII                  US       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
836     MIDWAY/WAKE             US       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
871     GUAM                    US       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
920     CONNECTICUT             CT       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
921     FISHERS ISLAND                   [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
922     CINCINNATI              OH       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
923     MANSFIELD               OH       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
924     ERIE                    PA       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
927     HARRISONBURG            VA       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
928     CHARLOTTESVILLE         VA       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
929     EDINBURG                VA       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
930     EPPS FORK               VA       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------
932     BLUEFIELD               WV       [    ]         [    ]         [    ]         [    ]         [    ]
                                       ----------------------------------------------------------------------

                    [   ] - CONFIDENTIAL TREATMENT REQUESTED

                                   [BTI LOGO]

                  Lata     Description       State
                  ----     -----------       -----
                  937      RICHMOND          IN
                  938      TERRE HAUTE       IN
                  939      FORT MYERS        FL
                  949      FATETTEVILLE      NC
                  951      ROCKY MOUNT       NC
                  952      TAMPA             FL
                  953      TALLAHASSEE       FL
                  956      BRISTOL           TN
                  958      LINCOLN           NE
                  960      COEUR D'ALENE     ID
                  961      SAN ANGELO        TX
                  963      KALISPELL         MT
                  973      PALM SPRINGS      CA
                  974      ROCHESTER         NY
                  976      MATTOON           IL
                  977      GALESBURG         IL
                  978      OLNEY             IL
                  980      NAVAJO            AZ
                           INTRASTATE        US


                    EXHIBIT B -- DOMESTIC TERMINATION RATES

                    BTI CARRIER TERMINATION PRICING SCHEDULE
     Atlanta         Dallas        New York       Orlando         Raleigh
    Meet Point     Meet Point     Meet Point     Meet Point     Meet Point
      [     ]        [     ]        [     ]        [     ]        [     ]
      [     ]        [     ]        [     ]        [     ]        [     ]
      [     ]        [     ]        [     ]        [     ]        [     ]
      [     ]        [     ]        [     ]        [     ]        [     ]
      [     ]        [     ]        [     ]        [     ]        [     ]
      [     ]        [     ]        [     ]        [     ]        [     ]
      [     ]        [     ]        [     ]        [     ]        [     ]
      [     ]        [     ]        [     ]        [     ]        [     ]
      [     ]        [     ]        [     ]        [     ]        [     ]
      [     ]        [     ]        [     ]        [     ]        [     ]
      [     ]        [     ]        [     ]        [     ]        [     ]
      [     ]        [     ]        [     ]        [     ]        [     ]
      [     ]        [     ]        [     ]        [     ]        [     ]
      [     ]        [     ]        [     ]        [     ]        [     ]
      [     ]        [     ]        [     ]        [     ]        [     ]
      [     ]        [     ]        [     ]        [     ]        [     ]
      [     ]        [     ]        [     ]        [     ]        [     ]
      [     ]        [     ]        [     ]        [     ]        [     ]
      [     ]        [     ]        [     ]        [     ]        [     ]

                  BTI                   Knology Communications, Inc.

             INITIAL _____                     INITIAL____

             DATE 9/25/98                     DATE 9-15-98
                  --------                         -------

                    [   ] - CONFIDENTIAL TREATMENT REQUESTED


                                    EXHIBIT B

                           DIRECTORY ASSISTANCE RATES


                    ------------------------------------------
                    Pennsylvania                        $[  ]
                    New York                            $[  ]
                    New Jersey                          $[  ]
                    Delaware                            $[  ]
                    Maryland                            $[  ]
                    Virginia                            $[  ]
                    North Carolina                      $[  ]
                    South Carolina                      $[  ]
                    Tennessee                           $[  ]
                    Georgia                             $[  ]
                    Florida                             $[  ]
                    Alabama                             $[  ]
                    Mississippi                         $[  ]
                    Louisiana                           $[  ]
                    Kentucky                            $[  ]
                    Texas                               $[  ]
                    D.C.                                $[  ]
                    Continental US                      $[  ]
                    AL, HI, PR, US VI                   $[  ]
                    Guam, Midway/WK                     $[  ]
                    ------------------------------------------


BTI                                           Knology Holdings, Inc.

Initial: /s/                                  Initial: /s/
        ------                                        ------
Date: 9/25/98                                 Date:  9-15-98
     ---------                                      ---------

                     [  ] - CONFIDENTIAL TREATMENT REQUESTED


                                    EXHIBIT C

                     800/888 TRANSPORT AND RESPORG SERVICES

SERVICES                                    RATE
--------                                    ----

800/888 On-Net Domestic Switched            $[  ]  per minute
800/888 Off-Net Domestic Switched           $[  ]  per minute
800/888 (AK, U.S. V.I., HI)                 $[  ]  per minute
800/888 Canadian Switched                   $[  ]  per minute

800/888 services are billed in six (6) second increments with an eighteen (18) second minimum.

RESPORG CHARGES
---------------

Monthly Fee                                 $[  ]  per number

PAYPHONE SURCHARGES
-------------------

PURSUANT TO SECTION 276 OF THE TELECOMMUNICATIONS ACT OF 1996, THE FEDERAL COMMUNICATIONS COMMISSION HAS PRESCRIBED REGULATIONS THAT ESTABLISH A PER CALL COMPENSATION PLAN TO ENSURE THAT ALL PAYPHONE SERVICE PROVIDERS ARE COMPENSATED FOR COMPLETED INTRASTATE AND INTERSTATE CALLS. IF BTI IS REQUIRED TO PAY ANY COMPENSATION TO PAYPHONE SERVICE PROVIDERS PURSUANT TO SECTION 276 OR SUCH REGULATIONS WITH RESPECT TO THE SERVICES PURCHASED BY CUSTOMER UNDER THIS AGREEMENT, BTI RESERVES THE RIGHT TO PASS-THROUGH TO CUSTOMER ALL OR A PORTION OF SUCH CHARGES.




BTI                                            Knology Holdings, Inc.

Initial: /s/                                   Initial: /s/
        ------                                         ------
Date: 9/25/98                                  Date: 9-15-98
     ---------                                      ---------

                                    EXHIBIT C

                            BTI 800/888 ON-NET LATAS

                       LATA                      DESCRIPTION
                       ----                      -----------

                       128                       E. Mass, MA
                       132                       New York, NY
                       134                       Albany, NY
                       136                       Syracuse, NY
                       224                       North Jersey, NJ
                       228                       Philadelphia, PA
                       230                       Altoona, PA
                       234                       Pittsburgh, PA
                       236                       Washington, DC
                       238                       Baltimore, MD
                       242                       Salisbury, MD
                       244                       Roanoke, VA
                       248                       Richmond, VA
                       250                       Lynchburg, VA
                       252                       Norfolk, VA
                       320                       Cleveland, OH
                       324                       Columbus, OH
                       340                       Detroit, MI
                       420                       Asheville, NC
                       422                       Charlotte, NC
                       424                       Greensboro, NC
                       426                       Raleigh, NC
                       428                       Wilmington, NC
                       430                       Greenville, NC
                       432                       Florence, SC
                       434                       Columbia, SC
                       436                       Charleston, SC
                       438                       Atlanta, GA
                       440                       Savannah, GA
                       442                       Augusta, GA
                       444                       Albany, GA
                       446                       Macon, GA
                       448                       Pensacola, FL
                       452                       Jacksonville, FL
                       454                       Gainesville, FL
                       456                       Daytona Beach, FL
                       458                       Orlando, FL
                       460                       Miami, FL
                       468                       Memphis, TN
                       470                       Nashville, TN
                       472                       Chattanooga, TN
                       474                       Knoxville, TN
                       476                       Birmingham, AL
                       477                       Huntsville, AL
                       478                       Montgomery, AL
                       552                       Dallas, TX
                       554                       Longview, TX
                       556                       Waco, TX
                       558                       Austin, TX
                       560                       Houston, TX
                       566                       San Antonio, TX
                       666                       Phoenix, AZ
                       668                       Tucson, AZ
                       920                       Hartford, CT
                       922                       Cincinnati, OH
                       928                       Charlottesville, VA
                       939                       Fort Myers, FL
                       949                       Fayetteville, NC
                       951                       Rocky Mount, NC
                       952                       Tampa, FL
                       953                       Tallahassee, FL
                       956                       Bristol, TN

                    [   ] - CONFIDENTIAL TREATMENT REQUESTED

                                    EXHIBIT D

                          DEDICATED INTERNATIONAL RATES


COUNTRY                         COUNTRY CODE   RATE/MINUTE       COUNTRY                         COUNTRY CODE  RATE/MINUTE
-------                         ------------   -----------       -------                         ------------  -----------

----------------------------------------------------------       ---------------------------------------------------------
AFGHANISTAN                               93       $[    ]       CENTRAL AFRICAN REP                      236      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
ALBANIA                                  355       $[    ]       CHAD                                     235      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
ALGERIA                                   21       $[    ]       CHILE                                     56      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
AMERICAN SAMOA                           684       $[    ]       CHINA                                     86      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
ANDORRA                                  376       $[    ]       COLOMBIA                                  57      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
ANGOLA                                   244       $[    ]       COMOROS (MAYOTTE IS.)                    269      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
ANGUILLA                                 264       $[    ]       CONGO                                    242      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
ANTARTIC                                 672       $[    ]       COOK ISLAND                              682      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
ANTIGUA                                  809       $[    ]       COSTA RICA                               506      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
ARGENTINA                                 54       $[    ]       CROATIA                                  385      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
ARMENIA                                  374       $[    ]       CUBA                                      53      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
ARUBA                                    297       $[    ]       CYPRUS                                   357      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
ASCENSION ISLAND                         247       $[    ]       CZECHOSLOVAKIA                            42      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
AUSTRALIA                                 61       $[    ]       DENMARK                                   45      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
AUSTRIA                                   43       $[    ]       DIEGO GARCIA                             246      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
AZERBAIJAN                               994       $[    ]       DJIBOUTI                                 253      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
BAHAMAS                                  242       $[    ]       DOMINICA                                 767      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
BAHRAIN                                  973       $[    ]       DOMINICAN REPUBLIC                       809      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
BANGLADESH                               880       $[    ]       ECUADOR                                  593      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
BARBADOS                                 246       $[    ]       EGYPT                                     20      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
BELARUS                                  375       $[    ]       EL SALVADOR                              503      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
BELGIUM                                   32       $[    ]       EQUATORIAL GUINEA                        240      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
BELIZE                                   501       $[    ]       ERITREA                                  291      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
BENIN                                    229       $[    ]       ESTONIA                                  372      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
BERMUDA                            809 & 441       $[    ]       ETHOPIA                                  251      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
BHUTAN                                   975       $[    ]       FAEROE ISLANDS                           298      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
BOLIVIA                                  591       $[    ]       FALKLANDS                                500      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
BOSNIA & HERZEGOVINA                     387       $[    ]       FIJI ISLANDS                             679      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
BOTSWANA                                 267       $[    ]       FINLAND                                  358      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
BRAZIL                                    55       $[    ]       FRANCE                                    33      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
BRITISH VIRGIN IS.                       284       $[    ]       FRENCH ANT (MARTINIQUE)                  596      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
BRUNEI                                   673       $[    ]       FRENCH GUIANA                            594      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
BULGARIA                                 359       $[    ]       FRENCH POLYNESIA                         689      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
BURKINA FASO                             226       $[    ]       GABON REP.                               241      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
BURMA                                     95       $[    ]       GAMBIA                                   220      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
BURUNDI                                  257       $[    ]       GEORGIA, REP OF                          995      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
CAMBODIA                                 855       $[    ]       GERMANY                                   49      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
CAMEROON                                 237       $[    ]       GHANA                                    233      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
CAPE VERDE ISLANDS                       238       $[    ]       GIBRALTAR                                350      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
CAYMAN ISLANDS                           345       $[    ]       GREECE                                    30      $[    ]
----------------------------------------------------------       ---------------------------------------------------------

                    [   ] - CONFIDENTIAL TREATMENT REQUESTED


----------------------------------------------------------       ---------------------------------------------------------
GREENLAND                                299       $[    ]       MACAU                                    853      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
GRENADA                                  473       $[    ]       MACEDONIA                                389      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
GUADELOUPE                               590       $[    ]       MADAGASCAR                               261      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
GUAM                                     671       $[    ]       MALAWI                                   265      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
GUANTANAMO BAY                            53       $[    ]       MALAYSIA                                  60      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
GUATEMALA                                502       $[    ]       MALDIVES                                 960      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
GUINEA                                   224       $[    ]       MALI                                     223      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
GUINEA BISSAU                            245       $[    ]       MALTA                                    356      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
GUYANA                                   592       $[    ]       MARSHALL ISLANDS                         692      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
HAITI                                    509       $[    ]       MAURITANIA                               222      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
HONDURAS                                 504       $[    ]       MAURITIUS                                230      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
HONG KONG                                852       $[    ]       MICRONESIA                               691      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
HUNGARY                                   36       $[    ]       MOLDAVIA                                 373      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
ICELAND                                  354       $[    ]       MONACO                                   377      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
INDIA                                     91       $[    ]       MONGOLIA                                 976      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
INDONESIA                                 62       $[    ]       MONTSERRAT                               664      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
INMARISAT/ATL(EAST)                      871       $[    ]       MOROCCO                                   21      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
INMARISAT/ATL(WEST)                      874       $[    ]       MOZAMBIQUE                               258      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
INMARISAT/INDIAN OCEAN                   873       $[    ]       NAMIBIA                                  264      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
INMARISAT/PACIFIC                        872       $[    ]       NAURU                                    674      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
IRAN                                      98       $[    ]       NEPAL                                    977      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
IRAQ                                     964       $[    ]       NETHERLANDS                               31      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
IRELAND                                  353       $[    ]       NETHERLANDS ANTIL                        599      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
ISRAEL                                   972       $[    ]       NEVIS                                1 (830)      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
ITALY                                     39       $[    ]       NEW CALENDONIA                           687      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
IVORY COAST                              225       $[    ]       NEW ZEALAND                               64      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
JAMAICA                                  876       $[    ]       NICARAGUA                                505      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
JAPAN                                     81       $[    ]       NIGER REPUBLIC                           227      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
JORDAN                                   962       $[    ]       NIGERIA                                  234      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
KAZAKHSTAN                               732       $[    ]       NIUE ISLAND                              683      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
KENYA                                    254       $[    ]       NORWAY                                    47      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
KIRIBATI                                 686       $[    ]       OMAN                                     968      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
KOREA, NORTH                             850       $[    ]       PAKISTAN                                  92      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
KOREA, SOUTH                              82       $[    ]       PALAU                                    680      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
KUWAIT                                   965       $[    ]       PANAMA                                   507      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
KYRGYZSTAN                               733       $[    ]       PAPUA NEW GUINEA                         675      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
LAOS                                     856       $[    ]       PARAGUAY                                 595      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
LATVIA                                   371       $[    ]       PERU                                      51      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
LEBANON                                  961       $[    ]       PHILIPPINES                               63      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
LESOTHO                                  266       $[    ]       POLAND                                    48      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
LIBERIA                                  231       $[    ]       PORTUGAL                                 351      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
LIBYAN ARAB PEOPLE                        21       $[    ]       QATAR                                    974      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
LIECHTENSTEIN                             41       $[    ]       REUNION ISLAND                           262      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
LITHUANIA                                370       $[    ]       ROMANIA                                   40      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
LUXEMBOURG                               352       $[    ]       RUSSIAN FED (MOSCOW)                       7      $[    ]
----------------------------------------------------------       ---------------------------------------------------------

                                     [   ] - CONFIDENTIAL TREATMENT REQUESTED


----------------------------------------------------------       ---------------------------------------------------------
RWANDA                                   250       $[    ]       UZBEKISTAN                               736      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
SAIPAN (MARIANA IS.)                     670       $[    ]       VANUATU                                  678      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
SAN MARINO                               378       $[    ]       VATICAN CITY                             379      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
SAO TOME                                 239       $[    ]       VENEZUELA                                 58      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
SAUDI ARABIA                             966       $[    ]       VIETNAM                                   84      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
SENEGAL REP.                             221       $[    ]       WALLIS & FORTUNA                         681      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
SEYCHELLES ISLAND                        248       $[    ]       WESTERN SAMOA                            685      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
SIERRA LEONE                             232       $[    ]       YEMEN ARAB REP.                          967      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
SINGAPORE                                 65       $[    ]       YUGOSLAVIA                               381      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
SLOVAKIA                                  42       $[    ]       ZAIRE                                    243      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
SLOVENIA                                 386       $[    ]       ZAMBIA                                   260      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
SOLOMON ISLAND                           677       $[    ]       ZIMBABWE                                 263      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
SOMALIA                                  252       $[    ]
----------------------------------------------------------       ---------------------------------------------------------
SOUTH AFRICA                              27       $[    ]       CANADA                                            $[    ]
----------------------------------------------------------       ---------------------------------------------------------
SPAIN                                     34       $[    ]
----------------------------------------------------------       ---------------------------------------------------------
SRI LANKA                                 94       $[    ]       MEXICO                                Band 1      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
ST. HELENA                               290       $[    ]                                             Band 2      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
ST. KITTS                                869       $[    ]                                             Band 3      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
ST. LUCIA                                758       $[    ]                                             Band 4      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
ST. PIERRE/MIQUELON                      508       $[    ]                                             Band 5      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
ST. VINCENT/GRENADINES                   784       $[    ]                                             Band 6      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
SUDAN                                    249       $[    ]                                             Band 7      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
SURINAME                                 597       $[    ]                                             Band 8      $[    ]
----------------------------------------------------------       ---------------------------------------------------------
SWAZILAND                                268       $[    ]
----------------------------------------------------------
SWEDEN                                    46       $[    ]
----------------------------------------------------------
SWITZERLAND                               41       $[    ]
----------------------------------------------------------
SYRIAN ARAB                              963       $[    ]       All international traffic is billed in six (6) second
----------------------------------------------------------       increments with a thirty (30) second minimum.
TAIWAN                                   886       $[    ]
----------------------------------------------------------
TAJIKISTAN                                 7       $[    ]
----------------------------------------------------------
TANZANIA                                 255       $[    ]       All Mexico traffic is billed in
----------------------------------------------------------       one (1) minute increments.
THAILAND                                  66       $[    ]
----------------------------------------------------------
TOGO                                     228       $[    ]
----------------------------------------------------------
TOKELAU                                  690       $[    ]
----------------------------------------------------------
TONGA                                    676       $[    ]
----------------------------------------------------------
TRINIDAD & TOBAGO                        868       $[    ]
----------------------------------------------------------
TUNISIA                                   21       $[    ]
----------------------------------------------------------
TURKEY                                    90       $[    ]
----------------------------------------------------------
TURKMENISTAN                             993       $[    ]
----------------------------------------------------------
TURKS & CAICOS IS.                       649       $[    ]
----------------------------------------------------------
TUVALU                                   688       $[    ]
----------------------------------------------------------
UGANDA                                   256       $[    ]       BTI                    Knology
----------------------------------------------------------
UKRAINE                                  380       $[    ]       ----------------------------------------------------------
UNITED ARAB EMIRA                        971       $[    ]       Initial: /s/           Initial: /s/
----------------------------------------------------------               -----                  -----
UNITED KINGDOM                            44       $[    ]
----------------------------------------------------------
URUGUAY                                  598       $[    ]       Date: 9/25/98          Date: 9-15-98
----------------------------------------------------------            --------               --------

                                    EXHIBIT E

                     PAYPHONE OWNER COMPENSATION UNDERTAKING

         The undersigned entity ("Customer") and Business Telecom, Inc., ("BTI") have heretofore entered into an agreement ("Agreement") pursuant to which Customer shall purchase telecommunications and related services from BTI ("BTI Services"). Pursuant to 47 C.F.R. 64.1300 et. seq. and the Federal Communications Commission ("FCC") Orders in CC Docket 96-128 ("Payphone Orders"), facilities-based carriers are required to pay compensation to payphone owners for each completed payphone call routed to the carrier ("payphone charges"). Customer is providing this undertaking to BTI, or any successor in interest, pursuant to 47 C.F.R. 64.1300 et. seq. and the FCC's Payphone Orders, confirming that Customer is responsible for payment of payphone charges routed to any of its switches.

         Customer hereby certifies, represents, warrants and undertakes the following:

         1. Customer maintains its own switching capability and, thus, is a facilities-bases carrier pursuant to 47 C.F.R. 64.1300 et. seq. and the FCC's Payphone Orders.

         2. As a facilities-based carrier, pursuant to 47 C.F.R. 64.1300 et. seq. and the FCC's Payphone Orders, Customer is responsible for accurately tracking and computing compensation for every completed payphone originated call routed to any switch maintained by Customer.

         3. Customer will, in accordance with 47 C.F.R. 64.1300 et. seq. and the FCC's Payphone Orders, track and pay compensation to the appropriate payphone owner for each and every completed payphone originated call routed to any of the switches it maintains.

         4. Customer understands that because it is a facilities-based carrier, BTI is not responsible for payment of any payphone charges arising from payphone originated calls routed to any of Customer's switches and BTI and Customer have no agreement that BTI will track and/or pay any payphone charges on behalf of Customer.

         5. Customer hereby agrees to indemnify, defend and hold harmless BTI, its shareholders, affiliates, subsidiaries, successors and assigns ("indemnified parties") from any claims, losses, liabilities, fines, penalties, charges and expenses (including reasonable attorneys fees) arising out of or related to payphone charges that may be imposed upon such indemnified parties as a result of: (1) any calls originated by Customer's end users at a payphone; or
(2) any payphone originated calls routed to any of Customer's switches.

         6. Customer has received good and valid consideration for its execution and delivery of this undertaking. This undertaking will be effective as of the date BTI Services are provided to Customer.

         IN WITNESS WHEREOF, the undersigned, as a duly authorized officer of the Customer, does hereby execute and deliver this undertaking on behalf of the Customer.

BTI                                         Knology Holdings, Inc.

By: /s/ R. MICHAEL NEWKIRK                  By:  /s/
    ----------------------                      -------------------
    R. Michael Newkirk

Date: 9/25/98                               Date: 9-15-98
     ------------------                          ------------------